Debt	12 Months Ended
Dec. 31, 2012
Debt

7. Debt

The Company’s debt and capital lease obligations related to continuing operations at December 31 consisted of (amounts in thousands):

	2012	2011

$925 Million Credit Facility	$545,000	$600,000
3.75% Convertible Senior Notes, net of unamortized discount of $26,961 and $40,754	333,039	319,246
6.75% Senior Notes	152,180	152,180
Capital lease obligations	1,644	2,399

Total debt	1,031,863	1,073,825
Less amounts due within one year	(130,358)	(755)

Total long-term debt	$901,505	$1,073,070

The above increase in amounts due within one year results from the Convertible Notes meeting a condition for convertibility as of December 31, 2012, but not as of December 31, 2011. As of December 31, 2012, the Company was in compliance with all covenants related to its outstanding debt.

Annual maturities of long-term debt, excluding capital lease obligations, are as follows (amounts in thousands):

	$925 Million Credit Facility	3.75% Convertible Senior Notes	6.75% Senior Notes (1)	Total

2013	$—	$—	$—	$—
2014	—	360,000	152,180	512,180
2015	545,000	—	—	545,000
2016	—	—	—	—
2017	—	—	—	—
Years thereafter	—	—	—	—

Total	$545,000	$360,000	$152,180	$1,057,180

(1)	On January 17, 2013, the Company redeemed all of its outstanding 6.75% Senior Notes at par, which was funded using operational cash flow and borrowings under the revolving credit line of the Company’s credit facility.

Accrued interest payable at December 31, 2012 and 2011 was $5.0 million and $5.6 million, respectively, and is included in accounts payable and accrued liabilities in the accompanying consolidated balance sheets.

$925 Million Credit Facility

On August 1, 2011, the Company refinanced its previous $1.0 billion credit facility by entering into a $925 million senior secured credit facility by and among the Company, certain subsidiaries of the Company party thereto, as guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent (the “$925 million credit facility”). The $925 million credit facility consists of the following components: (a) a $525.0 million senior secured revolving credit facility, of which $200.0 million was drawn at closing, and includes a $75.0 million letter of credit sublimit and a $50.0 million sublimit for swingline loans, and (b) a $400.0 million senior secured term loan facility, which was fully funded at closing. The $925 million credit facility also includes an accordion feature that will allow the Company to increase the facility by a total of up to $475.0 million, subject to securing additional commitments from existing lenders or new lending institutions. The $925 million credit facility matures on August 1, 2015 and bears interest at an annual rate of LIBOR plus an adjustable margin based on the Company’s implied debt service coverage ratio, as defined in the agreement (the “Applicable Margin”) or the bank’s base rate plus the Applicable Margin. Interest on the Company’s borrowings is payable quarterly, in arrears, for base rate loans and at the end of each interest rate period for LIBOR-based loans. Principal is payable in full at maturity. The Company is required to pay a fee of 0.3% to 0.4% per year of the average unused portion of the $525 million revolving credit line. The purpose of the $925 million credit facility is for working capital, capital expenditures, and other corporate purposes.

As a result of the refinancing of the previous $1.0 billion credit facility, the Company wrote off $1.7 million of deferred financing costs during 2011, which are included in interest expense in the accompanying consolidated statements of operations.

On October 1, 2012, in connection with the Merger, the Company entered into a Second Amendment to Third Amended and Restated Credit Agreement (the “Amendment”) by and among the Company, as parent guarantor, RHP Hotel Properties, LP (a wholly-owned subsidiary of the Company), as borrower, certain subsidiaries of the Company party thereto, as guarantors, Bank of America, N.A., as administrative agent and other lenders party thereto. As a result of the Amendment, the REIT conversion, including, but not limited to, the Merger and the Marriott sale transaction, did not constitute a default under the $925 million credit facility. The Amendment, among other things, (i) permits dividends so long as the aggregate amount of all distributions to stockholders in a given fiscal year does not exceed 95% of our funds from operations (as defined in the $925 million credit facility) or to the extent necessary for the Company to maintain REIT status, (ii) allows the Company’s subsidiaries to lease its hotel properties, and (iii) updates the facility generally to permit the Company to restructure and operate its business as a REIT.

Under the Amendment, the Company’s subsidiary RHP Hotel Properties, LP (the “Borrower”) is the sole borrower under the $925 million credit facility. The $925 million credit facility is guaranteed by Ryman, each of the four wholly-owned subsidiaries that own the Gaylord Hotels, and certain other subsidiaries of Ryman. The $925 million credit facility is secured by (i) a first mortgage and lien on the real property of our Gaylord Hotels, (ii) pledges of equity interests in the subsidiaries of Ryman that own the Gaylord Hotels, (iii) pledges of equity interests in the Borrower, the guarantors (other than Ryman), and certain other subsidiaries of the Company, and (iv) the personal property of the Borrower, Ryman and the other guarantors. Advances are subject to a 55% borrowing base, based on the appraisal value of the hotel properties (reduced to 50% in the event a hotel property is sold).

In addition, the $925 million credit facility contains certain covenants which, among other things, limit the incurrence of additional indebtedness, investments, dividends, transactions with affiliates, asset sales, acquisitions, mergers and consolidations, liens and encumbrances and other matters customarily restricted in such agreements. The material financial covenants, ratios or tests contained in the $925 million credit facility are as follows:

•	The Company must maintain a consolidated funded indebtedness to total asset value ratio as of the end of each calendar quarter of not more than .65 to 1.0.

•

The Company must maintain a consolidated tangible net worth of not less than $850.0 million plus 75% of the proceeds received by the Company or any of its subsidiaries in connection with any equity issuance, less such amounts paid in connection with the repurchase of common stock from TRT Holdings, Inc. (“TRT Holdings”) during August 2012.

•	The Company must maintain a consolidated fixed charge coverage ratio, as defined in the agreement, of not less than 1.75 to 1.00.

•

The Company must maintain an implied debt service coverage ratio (the ratio of adjusted net operating income to monthly principal and interest that would be required if the outstanding balance were amortized over 25 years at an assumed fixed rate) of not less than 1.60 to 1.00.

If an event of default shall occur and be continuing under the $925 million credit facility, the commitments under the $925 million credit facility may be terminated and the principal amount outstanding under the $925 million credit facility, together with all accrued unpaid interest and other amounts owing in respect thereof, may be declared immediately due and payable. The $925 million credit facility is cross-defaulted to the Company’s other indebtedness.

As of December 31, 2012, $545.0 million of borrowings were outstanding under the $925 million credit facility, and the lending banks had issued $8.0 million of letters of credit under the facility for the Company, which left $372.0 million of availability under the credit facility (subject to the satisfaction of debt incurrence tests under the indentures governing our senior notes).

3.75% Convertible Senior Notes

In 2009, the Company issued $360 million of 3.75% Convertible Senior Notes. The Convertible Notes have a maturity date of October 1, 2014, and interest is payable semiannually in cash in arrears on April 1 and October 1. The Convertible Notes are convertible, under certain circumstances as described below, at the holder’s option, into shares of the Company’s common stock. As a result of the Company’s declaration of the special dividend paid to stockholders on December 21, 2012, pursuant to anti-dilution provisions included in the indenture for the Convertible Notes, the conversion rate of the Convertible Notes was adjusted to 44.4492 shares of common stock per $1,000 principal amount of Convertible Notes on November 8, 2012, which is equivalent to a conversion price of approximately $22.50 per share. The Company may elect, at its option, to deliver shares of its common stock, cash or a combination of cash and shares of its common stock in satisfaction of its obligations upon conversion of the Convertible Notes. The Company intends to settle the face value of the Convertible Notes in cash.

The Convertible Notes are convertible under any of the following circumstances: (1) during any calendar quarter (and only during such calendar quarter), if the closing price of the Company’s common stock for at least 20 trading days during the 30 consecutive trading day period ending on the last trading day of the immediately preceding calendar quarter exceeds 120% of the applicable conversion price per share of common stock on the last trading day of such preceding calendar quarter; (2) during the ten business day period after any five consecutive trading day period in which the Trading Price (as defined in the indenture for the Convertible Notes) per $1,000 principal amount of the Convertible Notes, as determined following a request by a Convertible Note holder, for each day in such five consecutive trading day period was less than 98% of the product of the last reported sale price of the Company’s common stock and the applicable conversion rate, subject to certain procedures; (3) if specified corporate transactions or events occur; or (4) at any time on or after July 1, 2014, until the second scheduled trading day immediately preceding October 1, 2014. Based on the Company’s stock price during the three months ended December 31, 2012, the first condition permitting conversion of the Convertible Notes was satisfied and, thus, the Convertible Notes are currently convertible through March 31, 2013. At this time, the Company has not processed any of the Convertible Notes for conversion. Based on the Company’s borrowing capacity under the $925 million credit facility as of December 31, 2012, $203.4 million of the Convertible Notes has been classified as long-term debt in the accompanying consolidated balance sheet as of December 31, 2012.

The Convertible Notes are general unsecured and unsubordinated obligations of the Company and rank equal in right of payment with all of the Company’s existing and future senior unsecured indebtedness, which prior to January 17, 2013 included the Company’s 6.75% senior notes due 2014, and senior in right of payment to all of its future subordinated indebtedness, if any. The Convertible Notes will be effectively subordinated to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness.

The Convertible Notes are guaranteed on a senior unsecured basis by the Company’s subsidiaries that are borrowers under or guarantors of the $925 million credit facility. Each guarantee will rank equally in right of payment with such subsidiary guarantor’s existing and future senior unsecured indebtedness and senior in right of payment to all future subordinated indebtedness, if any, of such subsidiary guarantor. The Convertible Notes will be effectively subordinated to any secured indebtedness and effectively subordinated to all indebtedness and other obligations of the Company’s subsidiaries that do not guarantee the Convertible Notes.

Upon a Fundamental Change (as defined in the indenture for the Convertible Notes), holders may require the Company to repurchase all or a portion of their Convertible Notes at a purchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus any accrued and unpaid interest, if any, thereon to (but excluding) the Fundamental Change Repurchase Date (as defined in the indenture for the Convertible Notes). The Convertible Notes are not redeemable at the Company’s option prior to maturity. The Company does not believe that the REIT conversion resulted in a Fundamental Change.

The Company accounts for the liability (debt) and the equity (conversion option) components of the Convertible Notes in a manner that reflects the Company’s nonconvertible debt borrowing rate. Accordingly, the Company recorded a debt discount and corresponding increase to additional paid-in capital of $68.0 million as of the date of issuance. In addition, transaction costs of approximately $10.0 million were proportionally allocated between the liability and equity components. The Company is amortizing the debt discount utilizing the effective interest method over the life of the Convertible Notes, which increases the effective interest rate of the Convertible Notes from its coupon rate of 3.75% to 8.46%. During 2012, 2011 and 2010, the Company incurred cash interest expense of $13.5 million relating to the interest coupon on the Convertible Notes and non-cash interest expense of $13.8 million, $12.7 million and $11.7 million, respectively, related to the amortization of the debt discount on the Convertible Notes.

Concurrently with the offering of the Convertible Notes, the Company entered into convertible note hedge transactions with respect to its common stock (the “Purchased Options”) with counterparties affiliated with the initial purchasers of the Convertible Notes, for purposes of reducing the potential dilutive effect upon conversion of the Convertible Notes. As a result of the Company’s declaration of the special dividend paid to stockholders on December 21, 2012, pursuant to anti-dilution provisions included in the indenture for the Convertible Notes, the strike price of the Purchased Options was adjusted to $22.50 per share of the Company’s common stock (the same as the conversion price of the Convertible Notes) and is subject to certain customary adjustments. The Purchased Options cover, subject to anti-dilution adjustments substantially similar to the Convertible Notes, approximately 16.0 million shares of common stock. The Company may settle the Purchased Options in shares, cash or a combination of cash and shares, at its option. The cost of the Purchased Options was approximately $76.7 million, which was recorded as a reduction to additional paid-in capital. The Purchased Options will expire on October 1, 2014.

Separately and concurrently with entering into the Purchased Options, the Company also entered into warrant transactions whereby it sold warrants to each of the hedge counterparties to acquire, after anti-dilution adjustments similar to the adjustments of the Convertible Notes and Purchased Options, up to approximately 16.0 million shares of common stock at an exercise price of $27.00 per share, subject to anti-dilution adjustments. The warrants may only be settled in shares of the Company’s common stock. The aggregate proceeds from the warrant transactions were approximately $43.7 million, which was recorded as an increase to additional paid-in capital.

The Company’s net proceeds from the issuance of the Convertible Notes totaled approximately $317.1 million, after deducting discounts, commissions and offering expenses payable by the Company (including the net cost of the convertible note hedge transactions entered into in connection with the offering of the Convertible Notes). The Company used the majority of these proceeds, together with cash on hand, to purchase, redeem or otherwise acquire all of its 8% senior notes originally due 2013. The remaining balance of the net proceeds is for general corporate purposes, which may include acquisitions, potential expansions or ongoing maintenance of the Company’s existing hotel properties, investments, or the repayment or refinancing of all or a portion of any of the Company’s outstanding indebtedness.

6.75% Senior Notes

In 2004, the Company completed its offering of $225 million in aggregate principal amount of senior notes due 2014 (the “6.75% Senior Notes”). The interest rate of these notes is 6.75%. The 6.75% Senior Notes were scheduled to mature on November 15, 2014, and bore interest semi-annually in cash in arrears on May 15 and November 15 of each year. The 6.75% Senior Notes were redeemable, in whole or in part by the Company, at any time on or after November 15, 2009 at a designated redemption amount, plus accrued and unpaid interest. The 6.75% Senior Notes ranked equally in right of payment with the Company’s other unsecured unsubordinated debt, but were effectively subordinated to all of the Company’s secured debt to the extent of the assets securing such debt. The 6.75% Senior Notes were fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by generally all of the Company’s active domestic subsidiaries.

The 6.75% Senior Notes indenture contained certain covenants which, among other things, limited the incurrence of additional indebtedness, investments, dividends, transactions with affiliates, asset sales, capital expenditures, mergers and consolidations, liens and encumbrances and other matters customarily restricted in such agreements. The 6.75% Senior Notes were cross-defaulted to the Company’s other indebtedness.

During 2010, the Company repurchased $28.5 million in aggregate principal amount of its outstanding 6.75% Senior Notes for $27.0 million. After adjusting for deferred financing costs and other costs, the Company recorded a pre-tax gain of $1.3 million as a result of the repurchase, which is recorded as a net gain on extinguishment of debt in the accompanying consolidated statements of operations.

The Company redeemed at par on January 17, 2013 all of its outstanding 6.75% Senior Notes, which was funded using operational cash flow and borrowings under the revolving credit line of the Company’s $925 million credit facility. As a result of this redemption, the Company will write off $0.5 million of deferred financing costs in the first quarter of 2013.